Sub‑Item 770

Rule 10f-3 Transactions

DREYFUS/LAUREL FUNDS TRUST

Dreyfus International Bond Fund

On May 19, 2015, Dreyfus International Bond Fund, a series of Dreyfus/Laurel Funds Trust (the “Fund”), purchased 5,750 5.15% notes, due May 22, 2045, issued by The Goldman Sachs Group, Inc. (CUSIP  #38148LAF3) (the “Notes”), at a purchase price of $99.35 per Note, including a commission of .875% per Note.  The Notes were purchased from Goldman Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund’s investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate’s primary members:

Goldman Sachs & Co.

ABN AMRO Securities (USA) LLC

Banca IMI S.p.A.

BB&T Capital Markets, a division of BB&T Securities, LLC

BBVA Securities Inc.

BNY Mellon Capital Markets, LLC

Capital One Securities, Inc.

Fifth Third Securities, Inc.

ING Financial Markets LLC

KeyBanc Capital Markets Inc.

Lloyds Securities Inc.

Mizuho Securities USA Inc.

Natixis Securities Americas LLC

PNC Capital Markets LLC

RBC Capital Markets, LLC

Santander Investment Securities Inc.

Scotia Capital (USA) Inc.

SMBC Nikko Securities America, Inc.

SunTrust Robinson Humphrey, Inc.

TD Securities (USA) LLC

UniCredit Capital Markets LLC

U.S. Bancorp Investments, Inc.

Drexel Hamilton, LLC

Loop Capital Markets, LLC

Mischler Financial Group, Inc.

The Williams Capital Group, L.P.

(continued on next page)

(continued from previous page)

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase in compliance with the Fund’s Rule 10f‑3 Procedures at the Fund’s Board meetings held on July 29‑30, 2015.  These materials include additional information about the terms of the transaction.

July 29-30, 2015 Board Meetings Financial / Compliance Report

February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: DREYFUS INTERNATIONAL BOND FUND
2. Anticipated Purchase Date: 5/19/2015
3. Total Net Assets of Account/Fund: $1,605,842,984.49
4. Type and Description of Security to be Purchased: GOLDMAN SACHS GROUP INC, 5.15%, 5/22/2045
5. Credit Rating of Security (Rating/Rating Agency): A- Fitch / BBB+ S&P / Baa2 Moody's
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Goldman Sachs & Co.
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets, INC
8. Issue Size: 2,000,000,000
9. CUSIP: 38148LAF3
10. Amount Purchased by Account/Fund: 5750 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.288%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.356%
13. Purchase Price of Securities (if at par, so state): $99.35
14. Commission/Spread Received by Principal Underwriters: .875%
15. Yield (as applicable): 5.15%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 5.15%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information).*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes). **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **NA**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **NA**

++

450

July 29-30, 2015 Board Meetings Financial / Compliance Report

February 2015

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) [x]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

- If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

- **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**
  - **Exhibit C, ERISA checklist per DOL PTE 75-1**
  - **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print):

LOB Portfolio Manager Name (Print) DAVID LEDUC Signature [signature] Date 7/20/15

LOB CIO/COO Name (Print) MICHAEL FARROW Signature [signature] Date 7/20/15

Chief Compliance Officer Name (Print) John Squillace, DCCO Signature John Squillace Date 07/13/2015

July 29-30, 2015 Board Meetings Financial / Compliance Report

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	7/10/15

2nd Quarter 2015

464

Sub‑Item 770

Rule 10f-3 Transactions

DREYFUS/LAUREL FUNDS TRUST

Dreyfus International Bond Fund

On June 9, 2015, Dreyfus International Bond Fund, a series of Dreyfus/Laurel Funds Trust (the “Fund”), purchased 3,600 5.85% notes, due August 15, 2045, issued by Reynolds American Inc. (CUSIP #761713BB1) (the “Notes”), at a purchase price of $99.476 per Note, including a commission of .875% per Note.  The Notes were purchased from Citibank, N.A., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund’s investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate’s primary members:

BNY Mellon Capital Markets, LLC

Citigroup

Credit Suisse

Fifth Third Securities

Goldman, Sachs & Co.

J.P. Morgan

Mizuho Securities

PNC Capital Markets LLC

RBC Capital Markets

Scotiabank

The Williams Capital Group, L.P.

Wells Fargo Securities

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase in compliance with the Fund’s Rule 10f‑3 Procedures at the Fund’s Board meetings held on July 29‑30, 2015.  These materials include additional information about the terms of the transaction.

July 29-30, 2015 Board Meetings Financial / Compliance Report

February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: DREYFUS INTERNATIONAL BOND FUND
2. Anticipated Purchase Date: 6/9/2015
3. Total Net Assets of Account/Fund: $1,565,644,791.16
4. Type and Description of Security to be Purchased: REYNOLDS AMERICAN INC, 5.85%, 8/15/2045
5. Credit Rating of Security (Rating/Rating Agency): ERR Fitch / BBB- S&P / Baa3 Moody's
6. Name of Underwriting Syndicate Dealer Effecting Transaction: CITIBANK, NA
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets, INC
8. Issue Size: 9,000,000,000
9. CUSIP: 761713BB1
10. Amount Purchased by Account/Fund: 3600 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.04%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.229%
13. Purchase Price of Securities (if at par, so state): $99.476
14. Commission/Spread Received by Principal Underwriters: .875%
15. Yield (as applicable): 5.85%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 5.85%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information).*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **NA**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **NA**

++

152

July 29-30, 2015 Board Meetings Financial / Compliance Report

February 2015

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) [x]

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

❖ If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

❖ **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print):

LOB Portfolio Manager Name (Print) DAVID LEDUC Signature [signature] Date 7/20/15

LOB CIO/COO Name (Print) MICHAEL FALON Signature [signature] Date 7/20/15

Chief Compliance Officer Name (Print) John Squillace, DCCO Signature *John Squillace* Date 07/13/2015

July 29-30, 2015 Board Meetings Financial / Compliance Report

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	7/10/15

2nd Quarter 2015

464

Sub‑Item 770

Rule 10f-3 Transactions

DREYFUS/LAUREL FUNDS TRUST

Dreyfus International Bond Fund

On July 20, 2015, Dreyfus International Bond Fund, a series of Dreyfus/Laurel Funds Trust (the “Fund”), purchased 2,000 4% notes, due July 23, 2025, issued by Morgan Stanley & Co., LLC (CUSIP  #6174468C6) (the Notes”), at a purchase price of $99.918 per Note, including a commission of 0.45% per Note.  The Notes were purchased from Morgan Stanley & Co., LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund’s investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate’s primary members:

Morgan Stanley & Co., LLC

ABN AMRO Securities (USA) LLC

Academy Securities, Inc.

BMO Capital Markets Corp.

BNY Mellon Capital Markets, LLC

Capital One Securities, Inc.

Commerz Markets LLC

Drexel Hamilton, LLC

Fifth Third Securities, Inc.

ING Financial Markets LLC

KKR Capital Markets LLC

Lebenthal & Co., LLC

Lloyds Securities Inc.

Mitsubishi UFJ Securities (USA), Inc.

RBC Capital Markets, LLC

RBS Securities Inc.

Regions Securities LLC

SG Americas Securities, LLC

SunTrust Robinson Humphrey, Inc.

U.S. Bancorp Investments, Inc.

UBS Securities LLC

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase in compliance with the Fund’s Rule 10f‑3 Procedures at the Fund’s Board meetings held on October 28‑29, 2015.  These materials include additional information about the terms of the transaction.

Regular Joint Board Meeting - October 28-29, 2015 Regular Meeting

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: DREYFUS INTERNATIONAL BOND FUND
2. Anticipated Purchase Date: 7/20/2015
3. Total Net Assets of Account/Fund: $1382795378
4. Type and Description of Security to be Purchased. MORGAN STANLEY, 4%, 7/23/2025
5. Credit Rating of Security (Rating/Rating Agency): A Fitch / A- S&P / A3 Moody's
6. Name of Underwriting Syndicate Dealer Effecting Transaction MORGAN STANLEY & CO., LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate. BNY Mellon Capital Markets, INC
8. Issue Size: 3000000000
9. CUSIP 6174468C6
10. Amount Purchased by Account/Fund: 2000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund 0.067%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.145%
13. Purchase Price of Securities (if at par, so state): $99.918
14. Commission/Spread Received by Principal Underwriters: 0.45%
15. Yield (as applicable): 4%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 4%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): NA
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes) NA

++

353

Regular Joint Board Meeting - October 28-29, 2015 Regular Meeting

February 2015

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) [x]

◆ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

◆ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

◆ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

◆ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

◆ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

◆ If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

◆ **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print):

LOB Portfolio Manager Name (Print) David Horsfall **Signature** [signature] **Date** 9/30/15

LOB CIO/COO Name (Print) MFAUOU **Signature** [signature] **Date** 10/1/15

Chief Compliance Officer Name (Print) John Squillace **Signature** [signature] **Date** 10/2/15

354

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	10/14/15

3rd Quarter 2015